SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement             Confidential, for Use of the
[ ]      Definitive Proxy Statement              Commission Only (as permitted
[ ]      Definitive Additional Materials         by Rule 14a-6(e)(2))  [ ]
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           James Monroe Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1.    Title of each class of securities to which transaction applies:

               --------------------------------------------------------------

         2.    Aggregate number of securities to which transaction applies:

               --------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               --------------------------------------------------------------

         4.    Proposed maximum aggregate value of transaction:

               --------------------------------------------------------------

         5.    Total Fee Paid:

               --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         2.       Form, Schedule or Registration Statement No.:

         3        Filing Party:

         4.       Date Filed:



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                            JAMES MONROE BANCORP INC.
                              3033 WILSON BOULEVARD
                         ARLINGTON, VIRGINIA 22201-3843

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 2002

TO THE SHAREHOLDERS OF JAMES MONROE BANCORP, INC.:

     A Special Meeting of Shareholders of James Monroe Bancorp, Inc. (the "Company"), will be held at

                                James Monroe Bank
                              3033 Wilson Boulevard
                         Arlington, Virginia 22201-3843

on October 10, 2002 at 6:30 p.m. for the following purpose:

     1. To consider and approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 5,000,000; and

     2. To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

     Shareholders of record as of the close of business on September 4, 2002 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                             By Order of the Board of Directors



                                             Richard I. Linhart, Secretary



September 6, 2002






         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER IN ORDER TO VOTE IN PERSON AT THE MEETING.

                           JAMES MONROE BANCORP, INC.
                              3033 WILSON BOULEVARD
                         ARLINGTON, VIRGINIA 22201-3843
                      -----------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                      -----------------------------------

                                  INTRODUCTION

         This Proxy Statement is being sent to shareholders of James Monroe Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders, to be held at 6:30 p.m. on October 10, 2002 (the "Meeting"), and at any adjournment or postponement of the Meeting. The purposes of the Meeting are:

         1. voting on an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 5,000,000; and

         2. transacting any other business that may properly come before the Meeting or any adjournment or postponement of the Meeting.

         The Meeting will be held at

                                James Monroe Bank
                              3033 Wilson Boulevard
                         Arlington, Virginia 22201-3843

         This proxy statement and proxy card are being sent to shareholders of the Company on or about September 6, 2002

         The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or its subsidiary, James Monroe Bank (the "Bank"), who will not receive any special compensation for their services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on August 26, 2002 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. On that date, the Company had 1,839,564 shares of common stock, par value $.01 per share (the "Common Stock"), outstanding, held by approximately 742 total beneficial shareholders, including approximately 552 shareholders of record. The Common Stock is the only class of the Company's stock of which shares are outstanding. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

PROXIES

         Properly executed proxies received by the Company in time to be voted at the Meeting will be voted as specified by shareholders. In the absence of specific instructions, proxies received will be voted FOR the amendment of the Articles of Incorporation. No other matters, other than those relating to the conduct to the Meeting, may be brought before the Meeting, other than as described in this proxy statement. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the Meeting:

             o   by granting a later proxy with respect to the same shares;

             o by sending written notice to the Company's Secretary, at the address noted above, at any time prior to the proxy being voted; or

             o   by voting in person at the Meeting.

         Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

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                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of September 4, 2002 concerning the number and percentage of whole shares of the Company's Common Stock beneficially owned by its directors, executive officers, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons, who beneficially own in excess of 5% of the Company's Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

               Name                   Age                Position                  Shares Beneficially     Percentage
                                                                                        Owned(1)
------------------------------------ ------- ---------------------------------- -------------------------- ------------
Directors and Executive Officers

Fred A. Burroughs, III                 66                Director                        27,000                  1.47%

Dr. Terry L. Collins                   56                Director                        91,563(2)               4.98%
12701 Fair Lakes Circle
Fairfax, VA  22033

Norman P. Horn                         70                Director                        22,713                  1.23%

Dr. David C. Karlgaard                 55                Director                        97,413                  5.30%
12750 Fair Lakes Circle
Fairfax, VA  22033
Richard Linhart                        58        Director, Executive Vice                22,650                  1.23%
                                               President and Chief Operating
                                                          Officer

Richard C. Litman                      44                Director                        24,513                  1.33%

John R. Maxwell                        41        Director, President & CEO               73,770                  4.01%

Dr. Alvin E. Nashman                   75                Director                        45,963(3)               2.50%

Helen L. Newman                        58                Director                        40,413(4)               2.20%

Thomas L. Patterson                    49                Director                        29,985(5)               1.63%

David W. Pijor                         49        Chairman of the Board and               33,180(6)               1.80%
                                                         Director

Russell E. Sherman                     65                Director                        20,163                  1.10%

Executive Officers and Directors
as a Group  (12 individuals)                                                            529,326 (1)             28.77%

Principal Shareholders

Nino Vaghi                                                                              151,725                 8.25%
c/o National Mailing Systems
1749 Old Meadow Road
McLean, VA  22101

------------------------------------

(1) The shares "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the U.S. Securities and Exchange Commission and may include shares owned by or for the individual's spouse and minor children and any other relative of the individual who lives in the same home, as well as shares to which the individual has, or shares, voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after September 4, 2002. Beneficial ownership may be disclaimed as to certain of the shares.

         Directors and executive officers beneficially own the following stock options which are exercisable within 60-days following March 15, 2002:
         Burroughs--4,500; Collins--10,563 shares; Horn--7,713 shares; Karlgaard--13,563 shares; Linhart--20,400 shares; Litman--13,263 shares; Maxwell--55,320 shares; Nashman--1,113; Newman--1,113 shares; Patterson--6,813 shares; Pijor--19,563 shares; Sherman--8,913 shares.

(2) Excludes 1,650 shares of Common Stock held individually by Mr. Collins' daughter. Mr. Collins disclaims beneficial ownership of the shares of Common Stock held by his daughter.

(Footnotes continued on following page)

(Footnotes continued from preceding page)

(3)      Includes 5,250 shares held individually by his spouse.

(4) Includes 36,300 shares of Common Stock held individually by Mrs. Newman and 3,000 shares of Common Stock held individually by her spouse.

(5) Includes 12,069 shares held in various trusts which Mr. Patterson has voting and/or investment power. Does not include 5,069 shares held by Mr. Patterson's sibling for benefit of Mr. Patterson's son.

(6) Includes 10,992 shares held individually by Mr. Pijor, 2,325 shares held jointly, and 300 shares held by his minor children which Mr. Pijor claims beneficial ownership.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK

         At the Meeting, the shareholders are being asked to approve an amendment to the Company's Articles of Incorporation which would increase the number of authorized shares of common stock from 2,000,000 shares to 5,000,000 shares. The Board of Directors is proposing the amendment to ensure that a sufficient amount of capital stock is available for issuance in the future by the Company, upon action of the Board of Directors. The Board of Directors believes that the proposed increase in the authorized common stock is in the best interest of Bancorp and unanimously recommends a vote FOR the proposed amendment.

         The Amendment. The Board of Directors has approved, subject to shareholder approval, the amendment of the first sentence of Article V of the Articles of Incorporation to read in its entirety as follows:

                  "The aggregate shares which the Corporation shall have the authority to issue and the par value per share are as follows:
                  5,000,000 shares of Common Stock, each share having a par value of One Dollar ($1.00)."

         Purpose of Amendment. The Articles of Incorporation currently authorize the issuance of up to 2,000,000 shares of capital stock, all of which are Common Stock. As of the record date for the meeting, and as adjusted for the three for two stock split in the form of a 50% stock dividend which was paid on July 25, 2002, the Company had 1,839,564 shares of common stock outstanding and 227,640 shares of Common Stock reserved for issuance to directors, officers and employees under the Company's stock option plan. The Company has no authorized shares available for issuance in future capital raising transactions, as stock dividends, stock splits or for other corporate purposes. The directors and executive officers have temporarily agreed to suspend their ability to exercise their 168,087 options under the Company's option plans until the Company has legally available sufficient shares of capital stock. Apart from issuances upon the exercise of options under existing benefit plans, the Company has no immediate intentions to issue any additional shares of Common Stock. In the future, the Company may issue common stock in connection with, among other things, further capital raising, corporate acquisitions and other transactions, stock splits, stock dividends, and existing and future benefit plans

         While the Company currently does not have any plans to issue additional capital stock (other than pursuant to various compensation and benefit plans currently in existence), the Board of Directors may determine that the issuance of additional stock in the future, either in connection with capital raising, a corporate acquisition or otherwise, is in the best interests of the Company. In such an instance, any delay required to obtain, at that time, shareholder approval of the authorization of additional shares may render any proposed transaction more expensive, or make corporate goals more difficult to accomplish. Therefore, the Board is proposing an amendment of the Articles of Incorporation to increase the authorized capital stock from 2,000,000 to 5,000,000 shares.

         Authorized, unissued and unreserved capital stock may be issued from time to time for any proper purpose without further action of the shareholders, except as required by the Articles of Incorporation and applicable law. Each share of common stock authorized for issuance has the same rights as, and is identical in all respects to, each other share of common stock. The newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of common stock.

         The ability of the Board of Directors to issue additional shares of capital stock without additional shareholder approval may be deemed to have an anti-takeover effect, since unissued and unreserved shares of capital stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. The Board of Directors does not intend to issue any additional shares of capital stock except on terms which it deems in the best interests of Bancorp and its shareholders.

         Vote Required and Recommendation of the Board of Directors. Approval of the proposed amendment to the Articles of Incorporation requires the favorable vote of at least two-thirds of the outstanding stock entitled to vote. It is expected that all of the 377,122 shares, or 20.5%, of the common stock outstanding as of September 4, 2002, over which directors and executive officers of the Company exercise voting power will be voted for the proposed amendment. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT.

                              10-KSB ANNUAL REPORT

THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, RICHARD I. LINHART, 3003 WILSON BOULEVARD, ARLINGTON, VIRGINIA 22207.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                                 REVOCABLE PROXY

                           JAMES MONROE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints David W. Pijor and John R. Maxwell, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of James Monroe Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Special Meeting of Shareholders to be held on October 10, 2002 and at any adjournment or postponement thereof.

AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

  [ ]   FOR    [ ]  AGAINST   [ ]   ABSTAIN     the proposal to approve the
                                     amendment to the Company's Articles of
                                     Incorporation.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal to approve the amendment to the Company's Articles of Incorporation. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Meeting or any adjournment or postponement of the Meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.


                                             -----------------------------------
                                             Signature of Shareholder


                                             -----------------------------------
                                             Signature of Shareholder

                                             Dated:                      , 2002
                                                   ----------------------


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

        [ ] PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING.